Exhibit 10.28

2005 FORMS OF EMPLOYEE STOCK OPTION, RESTRICTED STOCK

AND RESTRICTED DEFERRAL AGREEMENTS

FORM OF STANDARD EMPLOYEE STOCK OPTION AGREEMENT

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	<Name>

GRANT DATE:	, 200

OPTION PRICE:	$ per share

COVERED SHARES:	<Shares>

Terms defined in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”) are used in this Agreement (“Agreement”) as defined in the Plan unless otherwise defined in the Agreement or an Annex thereto. In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Subsidiaries. For certain definitions, see Annex A attached hereto and incorporated herein by reference. Headings used in the Agreement and in the Annexes hereto are for convenience only and are not part of the Agreement and Annexes.

1. Grant of Option. Pursuant to the Plan and subject to the terms of the Agreement, PNC hereby grants to Optionee an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option without Rights.

2.2 Option Period. The Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date.

To the extent that the Option or relevant portion thereof is outstanding, the Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Option has become fully vested pursuant to Section 2.2(b), 2.2(c), 2.2(d) or 2.2(e), the Option will become exercisable (“vest”):

(i) as to one-third (1/3rd) of the Covered Shares (rounded down to the nearest whole Share), commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Grant Date;

(ii) as to one-half (1/2) of the remaining Covered Shares (rounded down to the nearest whole Share), commencing on the second (2nd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date; and

(iii) as to the remaining Covered Shares, commencing on the third (3rd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability and not for Cause, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If Optionee’s employment with the Corporation is terminated during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but not yet fully vested at the time a Change in Control occurs, the Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change in Control, provided that, at the time the Change in Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose unvested Option, or portion thereof, is then outstanding and continues to qualify for vesting pursuant to the terms of Section 2.2(a)(i), (ii) and/or (iii).

If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Nontransferability; Designation of Beneficiary. The Option is not transferable or assignable by Optionee other than by transfer to a properly designated beneficiary in the event of death, or by will or the laws of descent and distribution.

During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative.

During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death. In the absence of a properly designated beneficiary, the Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution.

3. Capital Adjustments. The number and class of Covered Shares as to which the Option is outstanding and has not yet been exercised and the Option Price will be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect corporate transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), including without limitation cancellation of the Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder will be made by the Committee in its sole discretion and will be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC will determine the manner in which any fractional shares will be treated.

4. Exercise of Option.

4.1 Notice and Effective Date. The Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, accompanied by full payment of the aggregate Option Price with respect to that portion of the Option being exercised and satisfaction of any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.3, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the

Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Agreement. In addition, the Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of twelve (12) months after Optionee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.10 of Annex A or, if Optionee was a party to a CIC Severance Agreement that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

11. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of this Agreement or of the Option may result in the application of Section 409A of the Internal Revenue Code of 1986 as amended to this Option, PNC may, without the consent of Optionee, modify the Agreement and the Option to the extent and in the manner PNC deems necessary or advisable in order to allow the Option to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code, and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

12. Effective Date. If Optionee does not accept the grant of the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms of the Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee and, in the event that Optionee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Option and the Agreement are effective as of the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

Accepted and agreed to as of the Grant Date.

Optionee

Annex A- Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

ANNEX A

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply to the Nonstatutory Stock Option Agreement (“Agreement”) to which this Annex A is attached.

A.1 “Board” means the Board of Directors of PNC.

A.2 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.3 “CEO” means the chief executive officer of PNC.

A.4 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control shall be deemed to have occurred if:

(a) any Person, excluding employee benefit plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power shall not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its Subsidiaries shall not by itself constitute a Change in Control.

A.5 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.7(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.7(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.6 “CIC Severance Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain change in control severance benefits.

A.7 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.4; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.8 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (1) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (2) of Section A.11(i), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.9 “Corporation” means PNC and its Subsidiaries.

A.10 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is two (2) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is two (2) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.11 “Detrimental Conduct” means, for purposes of the Agreement:

(i) Optionee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through the first (1st) anniversary of the later of (1) Optionee’s Termination Date and, if different, (2) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee has engaged in conduct described in clause (i) above, that Optionee is guilty of conduct described in clause (ii) or (iii) above, or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.12 “Exchange Act” means the Securities Exchange Act of 1934 as amended and the rules and regulations promulgated thereunder.

A.13 “Exercise Date” means the date on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to full payment of the aggregate Option Price and satisfaction of all taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

A.14 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.14(b) through A.14(d);

provided, however, if there is a Change in Control, then notwithstanding Sections A.14(c) and A.14(d), to the extent that the Option is outstanding and vested or vests at the time the Change in Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change in Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change in Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change in Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.14(c) and at least one of such exceptions is still applicable at the time the Change in Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination

Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.14(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Total and Permanent Disability. If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the vested portion of the Option (or the entire Option if fully vested) will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.14(c)(5) are met, then such vested Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section A.14(c)(5) have been met and the Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.14(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, whether or not another exception is applicable, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change in Control.

A.15 “Good Reason” means:

(a) the assignment to Optionee of any duties inconsistent in any respect with Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation that results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan in which Optionee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Optionee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue Optionee’s participation in such plan (or in such substitute or alternative plan) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Optionee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Optionee with benefits substantially similar to those received by Optionee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans in which Optionee was participating, at costs substantially similar to those paid by Optionee, immediately prior to the CIC Triggering Event or the Change in Control.

A.16 “Grant Date” means the date set forth as the Grant Date on page 1 of the Agreement.

A.17 “Option” means the Nonstatutory Stock Option granted to Optionee in Section 1 of the Agreement pursuant to which Optionee may purchase shares of PNC common stock as provided in the Agreement.

A.18 “Option Price” means the dollar amount per share of PNC common stock set forth as the Option Price on page 1 of the Agreement.

A.19 “Optionee” means the person identified as Optionee on page 1 of the Agreement.

A.20 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.21 “PNC” means The PNC Financial Services Group, Inc.

A.22 “Retiree” means an Optionee who has Retired.

A.23 “Retire” or “Retirement” means termination of Optionee’s employment with the Corporation (a) at any time on or after the first day of the first month coincident with or next following the date on which Optionee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Optionee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries.

A.24 “Right(s)” means stock appreciation right(s) in accordance with the terms of Article 7 of the Plan.

A.25 “SEC” means the Securities and Exchange Commission.

A.26 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

A.27 “Total and Permanent Disability” means, unless the Committee determines otherwise, Optionee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

FORM OF STOCK OPTION AGREEMENT FOR

EXECUTIVE WITH 1-YEAR VESTING

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	<Name>

GRANT DATE:	, 200

OPTION PRICE:	$ per share

COVERED SHARES:	<Shares>

Terms defined in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”) are used in this Agreement (“Agreement”) as defined in the Plan unless otherwise defined in the Agreement or an Annex thereto. In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Subsidiaries. For certain definitions, see Annex A attached hereto and incorporated herein by reference. Headings used in the Agreement and in the Annexes hereto are for convenience only and are not part of the Agreement and Annexes.

1. Grant of Option. Pursuant to the Plan and subject to the terms of the Agreement, PNC hereby grants to Optionee an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option without Rights.

2.2 Option Period. The Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date.

To the extent that the Option is otherwise outstanding, the Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Option has become vested pursuant to Section 2.2(b), 2.2(c), 2.2(d) or 2.2(e), the Option will become exercisable (“vest”) as to all outstanding Covered Shares commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability and not for Cause, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If Optionee’s employment with the Corporation is terminated during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but not yet vested at the time a Change in Control occurs, the Option will vest as to all then outstanding Covered Shares, effective as of the day immediately prior to the occurrence of the Change in Control, provided that, at the time the Change in Control occurs, Optionee is an employee of the Corporation.

If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Nontransferability; Designation of Beneficiary. The Option is not transferable or assignable by Optionee other than by transfer to a properly designated beneficiary in the event of death, or by will or the laws of descent and distribution.

During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative.

During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death. In the absence of a properly designated beneficiary, the Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution.

3. Capital Adjustments. The number and class of Covered Shares as to which the Option is outstanding and has not yet been exercised and the Option Price will be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect corporate transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), including without limitation cancellation of the Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder will be made by the Committee in its sole discretion and will be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC will determine the manner in which any fractional shares will be treated.

4. Exercise of Option.

4.1 Notice and Effective Date. The Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, accompanied by full payment of the aggregate Option Price with respect to that portion of the Option being exercised and satisfaction of any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.3, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Agreement. In addition, the Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of twelve (12) months after Optionee’s Termination Date regardless of the reason for such termination of employment.

(b) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.10 of Annex A or, if Optionee was a party to a CIC Severance Agreement that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

11. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of this Agreement or of the Option may result in the application of Section 409A of the Internal Revenue Code of 1986 as amended to this Option, PNC may, without the consent of Optionee, modify the Agreement and the Option to the extent and in the manner PNC deems necessary or advisable in order to allow the Option to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code, and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

12. Effective Date. If Optionee does not accept the grant of the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms of the Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee and the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Option and the Agreement are effective as of the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

Accepted and agreed to as of the Grant Date.

Optionee

Annex A - Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

ANNEX A

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply to the Nonstatutory Stock Option Agreement (“Agreement”) to which this Annex A is attached.

A.1 “Board” means the Board of Directors of PNC.

A.2 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.3 “CEO” means the chief executive officer of PNC.

A.4 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control shall be deemed to have occurred if:

(a) any Person, excluding employee benefit plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power shall not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its Subsidiaries shall not by itself constitute a Change in Control.

A.5 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.7(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.7(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.6 “CIC Severance Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain change in control severance benefits.

A.7 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.4; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.8 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (1) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (2) of Section A.11(i), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.9 “Corporation” means PNC and its Subsidiaries.

A.10 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is two (2) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is two (2) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.11 “Detrimental Conduct” means, for purposes of the Agreement:

(i) Optionee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through the first (1st) anniversary of the later of (1) Optionee’s Termination Date and, if different, (2) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee has engaged in conduct described in clause (i) above, that Optionee is guilty of conduct described in clause (ii) or (iii) above, or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.12 “Exchange Act” means the Securities Exchange Act of 1934 as amended and the rules and regulations promulgated thereunder.

A.13 “Exercise Date” means the date on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to full payment of the aggregate Option Price and satisfaction of all taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

A.14 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.14(b) through A.14(d);

provided, however, if there is a Change in Control, then notwithstanding Sections A.14(c) and A.14(d), to the extent that the Option is outstanding and vested or vests at the time the Change in Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change in Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change in Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change in Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.14(c) and at least one of such exceptions is still applicable at the time the Change in Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.14(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is vested on the Retirement date.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Total and Permanent Disability. If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the Option is vested and will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.14(c)(5) are met, then such vested Option will not terminate on the Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section A.14(c)(5) have been met and the Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.14(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, whether or not another exception is applicable, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change in Control.

A.15 “Good Reason” means:

(a) the assignment to Optionee of any duties inconsistent in any respect with Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation that results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan in which Optionee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Optionee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue Optionee’s participation in such plan (or in such substitute or alternative plan) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Optionee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Optionee with benefits substantially similar to those received by Optionee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans in which Optionee was participating, at costs substantially similar to those paid by Optionee, immediately prior to the CIC Triggering Event or the Change in Control.

A.16 “Grant Date” means the date set forth as the Grant Date on page 1 of the Agreement.

A.17 “Option” means the Nonstatutory Stock Option granted to Optionee in Section 1 of the Agreement pursuant to which Optionee may purchase shares of PNC common stock as provided in the Agreement.

A.18 “Option Price” means the dollar amount per share of PNC common stock set forth as the Option Price on page 1 of the Agreement.

A.19 “Optionee” means the person identified as Optionee on page 1 of the Agreement.

A.20 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.21 “PNC” means The PNC Financial Services Group, Inc.

A.22 “Retiree” means an Optionee who has Retired.

A.23 “Retire” or “Retirement” means termination of Optionee’s employment with the Corporation (a) at any time on or after the first day of the first month coincident with or next following the date on which Optionee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Optionee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries.

A.24 “Right(s)” means stock appreciation right(s) in accordance with the terms of Article 7 of the Plan.

A.25 “SEC” means the Securities and Exchange Commission.

A.26 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

A.27 “Total and Permanent Disability” means, unless the Committee determines otherwise, Optionee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

FORM OF NON-CEG ANNUAL LTI PROGRAM

RESTRICTED STOCK GRANT AGREEMENT

200     Long-Term Incentive Award Program Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

* * *

200     LONG-TERM INCENTIVE AWARD PROGRAM

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 200

SHARES:	< number of whole shares>

1. Grant of Restricted Shares. Pursuant to Article 12 of The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”), and subject to the terms and conditions of this Restricted Stock Agreement (“Agreement”), The PNC Financial Services Group, Inc. (“PNC”) hereby grants to the Grantee named above (“Grantee”) an Incentive Share Award (as defined in the Plan) of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 17, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan. The shares granted and issued to Grantee hereby as an Incentive Share Award subject to the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

2. Definitions. Terms defined in the Plan are used in the Agreement as defined in the Plan unless otherwise defined in Annex A (attached hereto and incorporated herein by reference) or elsewhere in the Agreement.

3. Terms of Grant. The Grant will be subject to the following terms and conditions:

Restricted Shares will be subject to a Restricted Period as provided in Section A.24 of Annex A. Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following the end of the Restricted Period.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(c), if applicable, and to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder will, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares will be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc. Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than by will or the laws of descent and distribution or as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

7. Forfeiture; Death; Qualifying Disability or Retirement Termination; Termination in Anticipation of Change in Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.5(c), Section 7.6(a), Section 7.6(b), or Section 8, if applicable, or unless the Committee determines otherwise, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b), Section 7.5(c) or Section 7.6(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.6, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to the then outstanding Unvested Shares will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Retirement.

(a) In the event that Grantee Retires on or after the first (1st) anniversary of the Grant Date but prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

(c) In the event that Grantee Retires prior to the first (1st) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC on such date without payment of any consideration by PNC; provided, however, that the Committee may, in its sole discretion with respect to some or all of the Unvested Shares, treat such shares as if Grantee had retired on or after the first (1st) anniversary of the Grant Date.

7.6 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to a CIC Failure and prior to the third (3rd) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.6(b), then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.6(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.6(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.6(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.6(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.6(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.6(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) have been met, such dividend will be held, without interest, pending satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.6(b) are not met, any dividend being held pending satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then the Restricted Shares will remain outstanding pending satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 or Section 7.5 and are still outstanding pending approval of the vesting of such shares by the Designated Person specified in Section A.13 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control, such vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions. Following termination of the Restricted Period, PNC will release and reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.12 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of the Agreement or of the Grant may result in the application of Section 409A of the Internal Revenue Code to this Grant, PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable in order to allow the Grant to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

17. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE.

Grantee

200     Long-Term Incentive Award Program Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

ANNEX A

TO

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

200     LONG-TERM INCENTIVE AWARD PROGRAM

RESTRICTED STOCK AGREEMENT

* * *

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply for purposes of the Restricted Stock Agreement (“Agreement”) to which this Annex A is attached:

A.1 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when both of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; and (b) the Restricted Period has terminated.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Business Day” means any day when the New York Stock Exchange is open for business.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.14(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Corporation” means PNC and its Subsidiaries.

A.12 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.13 “Designated Person” will be either: (a) the Committee, if Grantee is a member of the Corporate Executive Group (or equivalent successor classification) or is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities; or (a) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.13(a).

A.14 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) a material breach by Grantee of (i) any code of conduct of PNC or a Subsidiary or (ii) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony which relates to or arises out of Grantee’s employment or other service relationship with the Corporation; or

(e) entry of any order against Grantee by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, which order relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee determines that Grantee has engaged in conduct described in clause (a) above, that Grantee is guilty of conduct described in clause (b) or clause (c) above, or that an event described in clause (d) or clause (e) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.15 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.16 “Fair Market Value” as it relates to PNC common stock means the average of the high and low sale prices of the PNC common stock as reported on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date or, if no sale of the PNC common stock has been reported for that day, the average of such prices on the next preceding day and the next following day for which there were reported sales.

A.17 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.18 “Grant” means the Restricted Shares granted and issued to Grantee pursuant to Section 1 of the Agreement.

A.19 “Grant Date” means the Grant Date set forth on page 1 of the Agreement.

A.20 “Grantee” means the person identified as Grantee on page 1 of the Agreement.

A.21 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.22 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.23 “PNC” means The PNC Financial Services Group, Inc.

A.24 “Restricted Period” means, subject to early termination if so determined by the Committee or pursuant to Section 7.6 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5(a) of the Agreement, if applicable.

A.25 “Retiree” means a Grantee who has Retired.

A.26 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries) if such termination of employment occurs on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation.

A.27 “SEC” means the United States Securities and Exchange Commission.

A.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Grantee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.29 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.30 “Total and Permanent Disability” means, unless the Committee determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.31 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

FORM OF CEG LTI PROGRAM

RESTRICTED STOCK GRANT AGREEMENT

200     CEG LTI Program Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Through                     , 20        ) (100%) [restricted period can vary, generally between two and four years]

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 200

SHARES:	< number of whole shares>

1. Grant of Restricted Shares. Pursuant to Article 12 of The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”), and subject to the terms and conditions of this Restricted Stock Agreement (“Agreement”), The PNC Financial Services Group, Inc. (“PNC”) hereby grants to the Grantee named above (“Grantee”) an Incentive Share Award (as defined in the Plan) of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 17, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan. The shares granted and issued to Grantee hereby as an Incentive Share Award subject to the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

2. Definitions. Terms defined in the Plan are used in the Agreement as defined in the Plan unless otherwise defined in Annex A (attached hereto and incorporated herein by reference) or elsewhere in the Agreement.

3. Terms of Grant. The Grant will be subject to the following terms and conditions:

Restricted Shares will be subject to a Restricted Period as provided in Section A.25 of Annex A. Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following the end of the Restricted Period.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.5(c), if applicable, and to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder will, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares will be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc. Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than by will or the laws of descent and distribution or as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and issued by PNC pursuant to Section 9.

7. Forfeiture; Death; Qualifying Disability or Other Termination; Termination in Anticipation of Change in Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.4(c), Section 7.5(a), Section 7.5(b), or Section 8, if applicable, or unless the Committee determines otherwise, in the event that Grantee’s employment with the Corporation terminates prior to                     , 20    , all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.4(c) or Section 7.5(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.5, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to                     , 20    , the Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to the then outstanding Unvested Shares will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Disability or Other Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to                     , 20     by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.14 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by                     , 20    , then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following                     , 20    , if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following                     , 20     if the Designated Person is the Committee, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or                     , 20    , whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

(c) In the event that Grantee’s employment with the Corporation is terminated prior to                     , 20     other than by reason of death, by the Corporation by reason of Grantee’s Total and Permanent Disability, or in circumstances that qualify for vesting pursuant to Section 7.5(a) or Section 7.5(b), all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC on such date without payment of any consideration by PNC unless the Committee determines otherwise. The Committee may, in its sole discretion with respect to some or all of the Unvested Shares, treat such shares in the same manner that such shares would be treated pursuant to Section 7.4 if Grantee’s employment had been terminated by the Corporation by reason of Total and Permanent Disability.

7.5 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to a CIC Failure and prior to                     , 20    , Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.5(b), then: (i) the Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.5(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.5(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.5(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.5(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.5(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.5(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) have been met, such dividend will be held, without interest, pending satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.5(b) are not met, any dividend being held pending satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) are met, then the Restricted Shares will remain outstanding pending satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 and are still outstanding pending approval of the vesting of such shares by the Designated Person specified in Section A.14 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control, such vesting approval will be deemed to have been given, the Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions. Following termination of the Restricted Period, PNC will release and reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all applicable federal, state or local withholding tax obligations arising from that election either: (a) by payment of cash; (b) by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed; or (c) by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount, up to Grantee’s W-4 obligation, withheld above the required minimum and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.13 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of the Agreement or of the Grant may result in the application of Section 409A of the Internal Revenue Code to this Grant, PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable in order to allow the Grant to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

17. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE.

Grantee

200     CEG LTI Program Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Through                     , 20    ) (100%) [restricted period can vary, generally between two and four years]

ANNEX A

TO

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

RESTRICTED STOCK AGREEMENT

* * *

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply for purposes of the Restricted Stock Agreement (“Agreement”) to which this Annex A is attached:

A.1 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when both of the following have occurred: (a) the Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; and (b) the Restricted Period has terminated.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Business Day” means any day when the New York Stock Exchange is open for business.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the first of the following to occur: (a)                 , 20    ; (b) the day immediately preceding the date of Grantee’s death; and (c) the day immediately preceding the day a Change in Control is deemed to have occurred.

A.12 “Corporation” means PNC and its Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.14 “Designated Person” will be either: (a) the Committee, if Grantee is a member of the Corporate Executive Group (or equivalent successor classification) or is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities; or (a) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.14(a).

A.15 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) a material breach by Grantee of (i) any code of conduct of PNC or a Subsidiary or (ii) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony which relates to or arises out of Grantee’s employment or other service relationship with the Corporation; or

(e) entry of any order against Grantee by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, which order relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee determines that Grantee has engaged in conduct described in clause (a) above, that Grantee is guilty of conduct described in clause (b) or clause (c) above, or that an event described in clause (d) or clause (e) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.17 “Fair Market Value” as it relates to PNC common stock means the average of the high and low sale prices of the PNC common stock as reported on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date or, if no sale of the PNC common stock has been reported for that day, the average of such prices on the next preceding day and the next following day for which there were reported sales.

A.18 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.19 “Grant” means the Restricted Shares granted and issued to Grantee pursuant to Section 1 of the Agreement.

A.20 “Grant Date” means the Grant Date set forth on page 1 of the Agreement.

A.21 “Grantee” means the person identified as Grantee on page 1 of the Agreement.

A.22 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.23 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.24 “PNC” means The PNC Financial Services Group, Inc.

A.25 “Restricted Period” means, subject to early termination if so determined by the Committee or pursuant to Section 7.5 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c)                 , 20     or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable.

A.26 “SEC” means the United States Securities and Exchange Commission.

A.27 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Grantee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.28 “Total and Permanent Disability” means, unless the Committee determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.29 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

FORM OF 5-YEAR RESTRICTED STOCK GRANT AGREEMENT

Restricted Stock Grant

Continued Employment Performance Goals

Restricted Periods: Three Years (25%); Four Years (25%); Five Years (50%)

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 200

SHARES:	< number of whole shares>

1. Grant of Restricted Shares. Pursuant to Article 12 of The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”), and subject to the terms and conditions of this Restricted Stock Agreement (“Agreement”), The PNC Financial Services Group, Inc. (“PNC”) hereby grants to the Grantee named above (“Grantee”) an Incentive Share Award (as defined in the Plan) of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 17, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as an Incentive Share Award subject to the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

For purposes of determining the Restricted Period and Continued Employment Performance Goal applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into three “Tranches” as follows:

(a) twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares;

(b) another twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the Second Tranche of Restricted Shares; and

(c) the remaining fifty percent (50%) of these shares are in the Third Tranche of Restricted Shares.

2. Definitions. Terms defined in the Plan are used in the Agreement as defined in the Plan unless otherwise defined in Annex A (attached hereto and incorporated herein by reference) or elsewhere in the Agreement.

3. Terms of Grant. The Grant is subject to the following terms and conditions:

Restricted Shares are subject to the Restricted Period applicable to such shares as provided in Section A.27 of Annex A. Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the applicable Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the applicable Restricted Period that become Awarded Shares as provided in Section A.1 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following the end of the Restricted Period applicable to such shares.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(c), if applicable, and to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder will, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares will be subject to the terms and conditions of the Agreement as if they were Restricted Shares, and will have the same Restricted Period and Performance Goal that are applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc. Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than by will or the laws of descent and distribution or as may be required pursuant to Section 10.2, unless and until the applicable Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

7. Forfeiture; Death; Disability Termination; Retirement; Termination in Anticipation of Change in Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5, Section 7.6(a), Section 7.6(b), or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the fifth (5th) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5, or Section 7.6(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.6, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the fifth (5th) anniversary of the Grant Date, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved, and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the fifth (5th) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.14 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares or relevant portion thereof by the day immediately preceding the third (3rd) anniversary of the Grant Date in the case of First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of Second or Third Tranche shares, respectively, then the Restricted Period applicable to such shares will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date in the case of First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of Second or Third Tranche shares, respectively, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the then outstanding Unvested Shares or relevant portion thereof is affirmatively approved by the Designated Person on or prior to the last day of the applicable Restricted Period, including any extension of such Restricted Period, if applicable, then the applicable Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any such Unvested Shares then outstanding will terminate as of the end of the day on the later of (i) the date of such approval and (ii) the day immediately preceding the third (3rd) anniversary of the Grant Date in the case of First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of Second or Third Tranche shares, respectively. The Restricted Shares outstanding at the termination of such applicable Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable Restricted Period, including any extension of such Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the applicable Restricted Period without payment of any consideration by PNC.

7.5 Retirement. In the event that Grantee Retires prior to the fifth (5th) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC on such date without payment of any consideration by PNC unless the Committee determines otherwise. The Committee may, in its sole discretion with respect to some or all of the Unvested Shares, treat such shares in the same manner that such shares would be treated pursuant to Section 7.4 if Grantee’s employment had been terminated by the Corporation by reason of Total and Permanent Disability.

7.6 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to a CIC Failure and prior to the fifth (5th) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.6(b), then: (i) all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.6(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.6(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.6(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.6(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.6(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.6(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then in the event that the record date for any dividend payable with respect to such Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) have been met, such dividend will be held, without interest, pending satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.6(b) are not met, any dividend being held pending satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then such Restricted Shares will remain outstanding pending satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares will terminate as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 or Section 7.5 and are still outstanding pending approval of the vesting of such shares by the Designated Person specified in Section A.14 of Annex A, then with respect to all such Unvested Shares outstanding as of the day immediately preceding the Change in Control, such vesting approval will be deemed to have been given, the applicable Continued Employment Performance Goal or Goals will be deemed to have been achieved, and the applicable Restricted Period or Periods will terminate, all as of the day immediately preceding the Change in Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions. Following termination of the Restricted Period applicable to such shares, PNC will release and reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises with respect to any Restricted Shares, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with such shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.13 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of the Agreement or of the Grant may result in the application of Section 409A of the Internal Revenue Code to this Grant, PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable in order to allow the Grant to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

17. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE.

Grantee

Restricted Stock Grant

Continued Employment Performance Goals

Restricted Periods: Three Years (25%); Four Years (25%); Five Years (50%);

ANNEX A

TO

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

RESTRICTED STOCK AGREEMENT

* * *

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply for purposes of the Restricted Stock Agreement (“Agreement”) to which this Annex A is attached:

A.1 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when both of the following have occurred: (a) the Continued Employment Performance Goal applicable to such Restricted Shares has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; and (b) the Restricted Period applicable to such Restricted Shares has terminated.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Business Day” means any day when the New York Stock Exchange is open for business.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Continued Employment Performance Goal” means: (a) with respect to shares in the First Tranche of Restricted Shares, the Three-Year Continued Employment Performance Goal; (b) with respect to shares in the Second Tranche of Restricted Shares, the Four-Year Continued Employment Performance Goal; and (c) with respect to shares in the Third Tranche of Restricted Shares, the Five-Year Continued Employment Performance Goal, as applicable.

A.12 “Corporation” means PNC and its Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.14 “Designated Person” will be either: (a) the Committee, if Grantee is a member of the Corporate Executive Group (or equivalent successor classification) or is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities; or (a) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.14(a).

A.15 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) a material breach by Grantee of (i) any code of conduct of PNC or a Subsidiary or (ii) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony which relates to or arises out of Grantee’s employment or other service relationship with the Corporation; or

(e) entry of any order against Grantee by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, which order relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee determines that Grantee has engaged in conduct described in clause (a) above, that Grantee is guilty of conduct described in clause (b) or clause (c) above, or that an event described in clause (d) or clause (e) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.17 “Fair Market Value” as it relates to PNC common stock means the average of the high and low sale prices of the PNC common stock as reported on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date or, if no sale of the PNC common stock has been reported for that day, the average of such prices on the next preceding day and the next following day for which there were reported sales.

A.18 “Five-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the fifth (5th) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.19 “Four-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the fourth (4th) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.20 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.21 “Grant” means the Restricted Shares granted and issued to Grantee pursuant to Section 1 of the Agreement.

A.22 “Grant Date” means the Grant Date set forth on page 1 of the Agreement.

A.23 “Grantee” means the person identified as Grantee on page 1 of the Agreement.

A.24 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.25 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.26 “PNC” means The PNC Financial Services Group, Inc.

A.27 “Restricted Period.” The applicable Restricted Period for Restricted Shares means, subject to early termination if so determined by the Committee or pursuant to Section 7.6 of the Agreement, if applicable, the period set forth in the applicable subsection below:

(a) For First Tranche Shares: with respect to shares in the First Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change in Control is deemed to have occurred; and (iii) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5 of the Agreement, if applicable;

(b) For Second Tranche Shares: with respect to shares in the Second Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change in Control is deemed to have occurred; and (iii) the day immediately preceding the fourth (4th) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5 of the Agreement, if applicable; and

(c) For Third Tranche Shares: with respect to shares in the Third Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change in Control is deemed to have occurred; and (iii) the day immediately preceding the fifth (5th) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5 of the Agreement, if applicable.

A.28 “Retiree” means a Grantee who has Retired.

A.29 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries) if such termination of employment occurs on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation.

A.30 “SEC” means the United States Securities and Exchange Commission.

A.31 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Grantee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.32 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.33 “Total and Permanent Disability” means, unless the Committee determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.34 “Tranche(s)” or “First, Second or Third Tranche” has the meaning set forth in Section 1 of the Agreement.

A.35 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

FORM OF NON-NEO ANNUAL 25/25 PROGRAM

RESTRICTED STOCK GRANT AGREEMENT

Annual 25/25 Program — 200     Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

* * *

ANNUAL 25/25 PROGRAM

200     RESTRICTED STOCK GRANT

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >
GRANT DATE:	February , 200
SHARES:	< number of whole shares>

1. Grant of Restricted Shares. Pursuant to Article 12 of The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”), and subject to the terms and conditions of this Restricted Stock Agreement (“Agreement”), The PNC Financial Services Group, Inc. (“PNC”) hereby grants to the Grantee named above (“Grantee”) an Incentive Share Award (as defined in the Plan) of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 17, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan. The shares granted and issued to Grantee hereby as an Incentive Share Award subject to the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

2. Definitions. Terms defined in the Plan are used in the Agreement as defined in the Plan unless otherwise defined in Annex A (attached hereto and incorporated herein by reference) or elsewhere in the Agreement.

3. Terms of Grant. The Grant will be subject to the following terms and conditions:

Restricted Shares will be subject to a Restricted Period as provided in Section A.24 of Annex A. Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following the end of the Restricted Period.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(b) or Section 7.7(c), if applicable, and to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder will, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares will be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc. Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than by will or the laws of descent and distribution or as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

7. Forfeiture; Death; Qualifying Disability, Retirement or DEAP Termination; Termination in Anticipation of Change in Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.7(a), Section 7.7(b), or Section 8, if applicable, or unless the Committee determines otherwise, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b), Section 7.6(c) or Section 7.7(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.7, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to the then outstanding Unvested Shares will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Retirement.

(a) In the event that Grantee Retires prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 DEAP Termination.

(a) In the event that Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation and Grantee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Grantee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Grantee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Grantee in lieu of or in addition to the DEAP, then Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.6(a) by the Designated Person specified in Section A.13 of Annex A, provided that Grantee does not revoke such waiver and release agreement within the time for revocation of such waiver and release agreement by Grantee.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) In the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the lapse of the time for revocation by Grantee of the waiver and release agreement specified in the first paragraph of Section 7.6(a), then such dividend will be held, without interest, pending satisfaction of the condition of Section 7.6(a) that Grantee enter into the offered waiver and release agreement and not revoke such waiver and release agreement within the time for revocation of such agreement by Grantee. In the event that this condition is not met, any dividend being held pending satisfaction of such condition will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(c) If (i) Grantee does not enter into, or enters into but revokes, the waiver and release agreement specified in the first paragraph of Section 7.6(a) or (ii) the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending the non-revocation of, and the lapse of the time within which Grantee may revoke, such waiver and release agreement and pending approval of the vesting of such shares, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on the date such failure to satisfy the conditions of Section 7.6(a) occurs without payment of any consideration by PNC.

If, by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.6(a), if applicable, such Unvested Shares are still outstanding but the Designated Person has neither affirmatively approved nor disapproved the vesting of such shares, then all such Unvested Shares will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.7 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to a CIC Failure and prior to the third (3rd) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.7(b), then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.7(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes

Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.7(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.7(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.7(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) have been met, such dividend will be held, without interest, pending satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.7(b) are not met, any dividend being held pending satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then the Restricted Shares will remain outstanding pending satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4, Section 7.5 or Section 7.6 and are still outstanding pending approval of the vesting of such shares by the Designated Person specified in Section A.13 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control, such vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control, provided, however, in the case of Unvested Shares that remained outstanding post-employment solely pursuant to Section 7.6(a), that Grantee entered into and does not revoke the waiver and release agreement specified in Section 7.6(a); and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions. Following termination of the Restricted Period, PNC will release and reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.12 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of the Agreement or of the Grant may result in the application of Section 409A of the Internal Revenue Code to this Grant, PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable in order to allow the Grant to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

17. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE.

Grantee

Annual 25/25 Program - 200     Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

ANNEX A

TO

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

ANNUAL 25/25 PROGRAM — 200     RESTRICTED STOCK GRANT

RESTRICTED STOCK AGREEMENT

* * *

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply for purposes of the Restricted Stock Agreement (“Agreement”) to which this Annex A is attached:

A.1 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when both of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; and (b) the Restricted Period has terminated.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Business Day” means any day when the New York Stock Exchange is open for business.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.14(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Corporation” means PNC and its Subsidiaries.

A.12 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.13 “Designated Person” will be either: (a) the Committee, if Grantee is a member of the Corporate Executive Group (or equivalent successor classification) or is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities; or (a) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.13(a).

A.14 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) a material breach by Grantee of (i) any code of conduct of PNC or a Subsidiary or (ii) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony which relates to or arises out of Grantee’s employment or other service relationship with the Corporation; or

(e) entry of any order against Grantee by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, which order relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee determines that Grantee has engaged in conduct described in clause (a) above, that Grantee is guilty of conduct described in clause (b) or clause (c) above, or that an event described in clause (d) or clause (e) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.15 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.16 “Fair Market Value” as it relates to PNC common stock means the average of the high and low sale prices of the PNC common stock as reported on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date or, if no sale of the PNC common stock has been reported for that day, the average of such prices on the next preceding day and the next following day for which there were reported sales.

A.17 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.18 “Grant” means the Restricted Shares granted and issued to Grantee pursuant to Section 1 of the Agreement.

A.19 “Grant Date” means the Grant Date set forth on page 1 of the Agreement.

A.20 “Grantee” means the person identified as Grantee on page 1 of the Agreement.

A.21 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.22 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.23 “PNC” means The PNC Financial Services Group, Inc.

A.24 “Restricted Period” means, subject to early termination if so determined by the Committee or pursuant to Section 7.7 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a), Section 7.5(a) or Section 7.6(a) of the Agreement, if applicable.

A.25 “Retiree” means a Grantee who has Retired.

A.26 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries) if such termination of employment occurs on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation.

A.27 “SEC” means the United States Securities and Exchange Commission.

A.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Grantee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.29 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, Section 7.7, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.30 “Total and Permanent Disability” means, unless the Committee determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.31 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

FORM OF NEO ANNUAL 25/25 PROGRAM

RESTRICTED STOCK GRANT AGREEMENT

Annual 25/25 Program (NEOs) — 200     Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

1996 EXECUTIVE INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

GRANTEE:	<name>

GRANT DATE:	February , 200

SHARES:	<number of whole shares>

1. Grant of Restricted Shares. Pursuant to Sections 5 and 6 of The PNC Financial Services Group, Inc. 1996 Executive Incentive Award Plan, as amended from time to time (“Plan”), and subject to the terms and conditions of this Restricted Stock Agreement (“Agreement”), The PNC Financial Services Group, Inc. (“PNC”) hereby grants to the Grantee named above (“Grantee”) a restricted stock award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 18, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan. The shares granted and issued to Grantee hereby as a restricted stock award subject to the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.” The Restricted Shares are being granted and issued to Grantee as part of an Incentive Award and include Additional Stock as defined in the Plan.

2. Definitions. Terms defined in the Plan are used in the Agreement as defined in the Plan unless otherwise defined in Annex A (attached hereto and incorporated herein by reference) or elsewhere in the Agreement.

3. Terms of Grant. The Grant will be subject to the following terms and conditions:

Restricted Shares will be subject to a Restricted Period as provided in Section A.24 of Annex A. Once issued in accordance with Section 18, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 1996 Executive Incentive Award Plan as amended and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following the end of the Restricted Period.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(b) or Section 7.7(c), if applicable, and to Section 18, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder will, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares will be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc. Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than by will or the laws of descent and distribution or as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

7. Forfeiture; Death; Qualifying Disability, Retirement, or DEAP Termination; Termination in Anticipation of Change in Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.7(a), Section 7.7(b), or Section 8, if applicable, or unless the Committee determines otherwise, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b), Section 7.6(c) or Section 7.7(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.7, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to the then outstanding Unvested Shares will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the 180th day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Committee, or (ii) the ninetieth (90th) day following such anniversary date, if the Designated Person is the Chief Human Resources Officer of PNC, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Retirement.

(a) In the event that Grantee Retires prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the 180th day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Committee, or (ii) the ninetieth (90th) day following such anniversary date, if the Designated Person is the Chief Human Resources Officer of PNC, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 DEAP Termination.

(a) In the event that Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation and Grantee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Grantee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Grantee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Grantee in lieu of or in addition to the DEAP, then Unvested Shares will not be forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2, remain outstanding pending approval of the vesting of the Restricted Shares pursuant to this Section 7.6(a) by the Designated Person specified in Section A.13 of Annex A, provided that Grantee does not revoke such waiver and release agreement within the time for revocation of such waiver and release agreement by Grantee.

If such Unvested Shares are still outstanding but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the 180th day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Committee, or (ii) the ninetieth (90th) day following such anniversary date, if the Designated Person is the Chief Human Resources Officer of PNC, whichever is applicable.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) In the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the lapse of the time for revocation by Grantee of the waiver and release agreement specified in the first paragraph of Section 7.6(a), then such dividend will be held, without interest, pending satisfaction of the condition of Section 7.6(a) that Grantee enter into the offered waiver and release agreement and not revoke such waiver and release agreement within the time for revocation of such agreement by Grantee. In the event that this condition is not met, any dividend being held pending satisfaction of such condition will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(c) If (i) Grantee does not enter into, or enters into but revokes, the waiver and release agreement specified in the first paragraph of Section 7.6(a) or (ii) the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending the non-revocation of, and the lapse of the time within which Grantee may revoke, such waiver and release agreement and pending approval of the vesting of such shares, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on the date such failure to satisfy the conditions of Section 7.6(a) occurs without payment of any consideration by PNC.

If, by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.6(a), if applicable, such Unvested Shares are still outstanding but the Designated Person has neither affirmatively approved nor disapproved the vesting of such shares, then all such Unvested Shares will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.7 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to a CIC Failure and prior to the third (3rd) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.7(b), then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.7(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control, or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.7(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.7(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.7(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) have been met, such dividend will be held, without interest, pending satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.7(b) are not met, any dividend being held pending satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then the Restricted Shares will remain outstanding pending satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4, Section 7.5 or Section 7.6 and are still outstanding pending approval of the vesting of such shares by the Designated Person specified in Section A.13 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control, such vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control, provided, however, in the case of Unvested Shares that remained outstanding post-employment solely pursuant to Section 7.6(a), that Grantee entered into and does not revoke the waiver and release agreement specified in Section 7.6(a); and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions. Following termination of the Restricted Period, PNC will release and reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.12 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16. Modification; Interpretation; Rules and Regulations. The Committee may modify or amend the terms of the Agreement or the Grant; provided, however, no modification or amendment of the Agreement or the Grant shall, without the consent of Grantee, adversely affect the rights or obligations of Grantee.

The Committee will have the power to construe and interpret the Agreement. The Grant and the Agreement are also subject to any administrative guidelines and other rules and regulations relating to the Grant or the Agreement promulgated by or under the authority of the Committee. The Committee’s determinations on matters within its authority will be conclusive and binding on Grantee.

17. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of the Agreement or of the Grant may result in the application of Section 409A of the Internal Revenue Code to this Grant, PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable in order to allow the Grant to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

18. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 18.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 18 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE.

Grantee

Annual 25/25 Program (NEOs) — 200     Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

ANNEX A

TO

THE PNC FINANCIAL SERVICES GROUP, INC.

1996 EXECUTIVE INCENTIVE AWARD PLAN

RESTRICTED STOCK AGREEMENT

* * *

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply for purposes of the Restricted Stock Agreement (“Agreement”) to which this Annex A is attached:

A.1 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when both of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; and (b) the Restricted Period has terminated.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Business Day” means any day when the New York Stock Exchange is open for business.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.14(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Corporation” means PNC and its Subsidiaries.

A.12 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.13 “Designated Person” will be either: (a) the Committee, if Grantee is a member of the Corporate Executive Group (or equivalent successor classification) or is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities; or (a) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.13(a).

A.14 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) a material breach by Grantee of (i) any code of conduct of PNC or a Subsidiary or (ii) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony which relates to or arises out of Grantee’s employment or other service relationship with the Corporation; or

(e) entry of any order against Grantee by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, which order relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee determines that Grantee has engaged in conduct described in clause (a) above, that Grantee is guilty of conduct described in clause (b) or clause (c) above, or that an event described in clause (d) or clause (e) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.15 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.16 “Fair Market Value” as it relates to PNC common stock means the average of the high and low sale prices of the PNC common stock as reported on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date or, if no sale of the PNC common stock has been reported for that day, the average of such prices on the next preceding day and the next following day for which there were reported sales.

A.17 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.18 “Grant” means the Restricted Shares granted and issued to Grantee pursuant to Section 1 of the Agreement.

A.19 “Grant Date” means the Grant Date set forth on page 1 of the Agreement.

A.20 “Grantee” means the person identified as Grantee on page 1 of the Agreement.

A.21 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.22 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.23 “PNC” means The PNC Financial Services Group, Inc.

A.24 “Restricted Period” means, subject to early termination if so determined by the Committee or pursuant to Section 7.7 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a), Section 7.5(a) or Section 7.6(a) of the Agreement, if applicable.

A.25 “Retiree” means a Grantee who has Retired.

A.26 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries) if such termination of employment occurs on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation.

A.27 “SEC” means the United States Securities and Exchange Commission.

A.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Grantee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.29 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, Section 7.7, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.30 “Total and Permanent Disability” means, unless the Committee determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.31 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

FORM OF ANNUAL 25/25 PROGRAM

RESTRICTED AWARD DEFERRAL ACCOUNT AGREEMENT

Annual 25/25 Program — Restricted Deferred Award for 200

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC. AND AFFILIATES

DEFERRED COMPENSATION PLAN

* * *

ANNUAL 25/25 PROGRAM

RESTRICTED DEFERRED AWARD FOR 200

* * *

RESTRICTED AWARD DEFERRAL ACCOUNT AGREEMENT

* * *

PARTICIPANT:	< name >

GRANT DATE:	February , 200

DEFERRED SHARES:	< number of shares, including fractions>

1. Definitions. Terms defined in The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan, as amended from time to time (“Plan”), are used in this Restricted Award Deferral Account Agreement (“Agreement”) as defined in the Plan unless otherwise defined in Annex A (attached hereto and incorporated herein by reference) or elsewhere in the Agreement.

2. 200     Restricted Award Deferral Account. Subject to the terms and conditions of the Agreement, The PNC Financial Services Group, Inc. (“PNC”) has, in connection with the Corporation’s Annual 25/25 Program for 200    , granted to the Participant named above (“Participant”) a restricted stock award in the amount of the number of shares of PNC common stock set forth above under “Deferred Shares.” In accordance with Participant’s prior Deferral Election, such award has been deferred under the Plan, subject to the terms and conditions of the Agreement.

Upon acceptance of the award of the Deferred Shares (“Award”) and the terms and conditions of the deferral of such shares under the Plan and the Agreement in accordance with Section 17, a separate subaccount of Participant’s Plan Account will be established for Participant under the Plan to reflect the deferral of such shares (“200     Restricted Award Deferral Account”). The Deferral Amounts credited to such subaccount will be deemed to be invested in the phantom PNC Common Stock Fund, such that the initial balance of the 200     Restricted Award Deferral Account will be a number of units of phantom PNC common stock equal to the number of Deferred Shares set forth above (“Deferred Share Units”). Except as otherwise provided in the Agreement, the 200     Restricted Award Deferral Account will be treated in the same manner and will be subject to the same terms and conditions as a subaccount established under the Plan for Participant for cash deferrals.

3. Restricted Period. The 200     Restricted Award Deferral Account will be subject to the following terms and conditions:

The 200     Restricted Award Deferral Account and the Deferred Share Units will be subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement during the term of a Restricted Period as provided in Section A.23 of Annex A.

An appropriate notation that the 200     Restricted Award Deferral Account and the Deferred Share Units are subject to the terms and conditions of the Agreement, including such forfeiture possibility and restrictions against transfer, will be made on the Plan system with respect to the 200     Restricted Award Deferral Account and the Deferred Share Units. It will also be noted that release from such terms and conditions will be made only in accordance with the provisions of the Agreement, a copy of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.

To the extent that the Deferred Share Units become Awarded Share Units and are not forfeited pursuant to Section 7, the 200     Restricted Award Deferral Account and Deferred Share Units will be released from the terms and conditions of the Agreement and the 200     Restricted Award Deferral Account will become a regular subaccount under the Plan pursuant to Section 9 as soon as administratively practicable following termination of the Restricted Period.

4. Phantom Dividends. Subject to Section 7.6(b) or Section 7.7(c), if applicable, and to Section 17, any earnings credited to Participant under the Plan with respect to the Deferred Share Units in the 200     Restricted Award Deferral Account will not be restricted by the Agreement and will be credited to the subaccount of Participant’s Plan Account that reflects deferrals of cash annual incentive awards for 200    .

5. Capital Adjustments. Deferred Share Units, as units of phantom PNC common stock, will be subject to such adjustment as may be necessary to reflect the effect on such units of corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC, on shares of PNC common stock; provided, however, that any share units credited to Participant as deemed distributions on or in exchange for Unvested Share Units will be credited to the 200     Restricted Award Deferral Account as Deferred Share Units and will be subject to the terms and conditions of the Agreement as such.

6. Prohibitions Against Transfer and Other Limitations. Deferred Share Units may not be transferred to a subaccount other than the 200     Restricted Award Deferral Account unless and until they become Awarded Share Units and are released from the terms and conditions of the Agreement pursuant to Section 9 following termination of the Restricted Period.

Participant may not elect to begin distributions or make hardship withdrawals from the 200     Restricted Award Deferral Account until that subaccount has been released from the terms and conditions of the Agreement pursuant to Section 9. Any accelerated or other distribution of the 200     Restricted Award Deferral Account that would otherwise occur pursuant to the Plan, or otherwise, will be delayed until that subaccount has been released from the terms and conditions of the Agreement pursuant to Section 9.

7. Forfeiture; Death; Qualifying Disability, Retirement or DEAP Termination; Termination in Anticipation of Change in Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.7 (a), Section 7.7(b), or Section 8, if applicable, or unless the Committee determines otherwise, in the event that Participant’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Deferred Share Units that are Unvested Share Units on Participant’s Termination Date will be forfeited by Participant to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Share Units pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b), Section 7.6(c) or Section 7.7(d), neither Participant nor any successors, heirs, assigns or legal representatives of Participant will thereafter have any further rights or interest in such Unvested Share Units.

7.2 Forfeiture for Detrimental Conduct. Unvested Share Units that would otherwise remain in effect after Participant’s Termination Date, if any, will be forfeited by Participant to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such units become Awarded Share Units, PNC determines that Participant has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Deferred Share Units that remain outstanding after Participant’s Termination Date pursuant to Section 7.3 or Section 7.7, if any; (b) no determination that Participant has engaged in Detrimental Conduct may be made on or after the date of Participant’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to Participant’s interests under the Plan in the event of Participant’s death; and (d) Detrimental Conduct will cease to apply to any Deferred Share Units upon a Change in Control.

7.3 Death. In the event of Participant’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to those Unvested Share Units then in effect will terminate on the date of Participant’s death.

The Deferred Share Units which thereby become Awarded Share Units will be released from the terms and conditions of the Agreement pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Disability Termination.

(a) In the event Participant’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Participant’s Total and Permanent Disability, Unvested Share Units will not be forfeited on Participant’s Termination Date. Instead, Unvested Share Units will, subject to the forfeiture provisions of Section 7.2, remain in effect pending approval of the vesting of the Deferred Share Units pursuant to this Section 7.4(a) by the Designated Person specified in Section A.14 of Annex A.

If such Unvested Share Units are still in effect but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Share Units by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the Unvested Share Units that are then in effect is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any Unvested Share Units then in effect will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Deferred Share Units in effect at the termination of the Restricted Period will become Awarded Share Units and will be released from the terms and conditions of the Agreement pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Share Units that had remained in effect after Participant’s Termination Date pending approval of vesting, then all such Unvested Share Units that are still in effect will be forfeited by Participant to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Share Units that had remained in effect after Participant’s Termination Date pending approval of vesting, then all such Unvested Share Units that are still in effect will be forfeited by Participant to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Retirement.

(a) In the event that Participant Retires prior to the third (3rd) anniversary of the Grant Date, Unvested Share Units will not be forfeited on Participant’s Termination Date. Instead, Unvested Share Units will, subject to the forfeiture provisions of Section 7.2, remain in effect pending approval of the vesting of the Deferred Share Units pursuant to this Section 7.5(a) by the Designated Person specified in Section A.14 of Annex A.

If such Unvested Share Units are still in effect but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Share Units by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the Unvested Share Units that are then in effect is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any Unvested Share Units then in effect will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Deferred Share Units in effect at the termination of the Restricted Period will become Awarded Shares and will be released and issued or reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Share Units that had remained in effect after Participant’s Termination Date pending approval of vesting, then all such Unvested Share Units that are still in effect will be forfeited by Participant to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor disapproved the vesting of the Unvested Share Units that had remained outstanding after Participant’s Termination Date pending approval of vesting, then all such Unvested Share Units that are still in effect will be forfeited by Participant to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 DEAP Termination.

(a) In the event that Participant’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation and Participant is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Participant is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Participant pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Participant in lieu of or in addition to the DEAP, then Unvested Share Units will not be forfeited on Participant Termination Date. Instead, Unvested Share Units will, subject to the forfeiture provisions of Section 7.2, remain in effect pending approval of the vesting of the Deferred Share

Units pursuant to this Section 7.6(a) by the Designated Person specified in Section A.14 of Annex A, provided that Participant does not revoke such waiver and release agreement within the time for revocation of such waiver and release agreement by Participant.

If such Unvested Share Units are still in effect but the Designated Person has not made an affirmative determination to either approve or disapprove the vesting of the Unvested Share Units by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes an affirmative determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee, whichever is applicable.

If the vesting of the Unvested Share Units that are then in effect is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to any Unvested Share Units then in effect will terminate as of the end of the day on the date of such approval or the day immediately preceding the third (3rd) anniversary of the Grant Date, whichever is later. The Deferred Share Units in effect at the termination of the Restricted Period will become Awarded Share Units and will be released from the terms and conditions of the Agreement pursuant to Section 9.

(b) In the event that the record date for any phantom dividend to be credited to Participant’s Plan Account with respect to the Unvested Share Units occurs on or after Participant’s Termination Date but prior to the lapse of the time for revocation by Participant of the waiver and release agreement specified in the first paragraph of Section 7.6(a), then such phantom dividend will be held, without interest, pending satisfaction of the condition of Section 7.6(a) that Participant enter into the offered waiver and release agreement and not revoke such waiver and release agreement within the time for revocation of such agreement by Participant. In the event that this condition is not met, any phantom dividend being held pending satisfaction of such condition will be forfeited by Participant to PNC without payment of any consideration by PNC.

(c) If (i) Participant does not enter into, or enters into but revokes, the waiver and release agreement specified in the first paragraph of Section 7.6(a) or (ii) the Designated Person disapproves the vesting of the Unvested Share Units that had remained in effect after Participant’s Termination Date pending the non-revocation of, and the lapse of the time within which Participant may revoke, such waiver and release agreement and pending approval of the vesting of such share units, then all such Unvested Share Units that are still in effect will be forfeited by Participant to PNC on the date such failure to satisfy the conditions of Section 7.6(a) occurs without payment of any consideration by PNC.

If, by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.6(a), if applicable, such Unvested Share Units are still outstanding but the Designated Person has neither affirmatively approved nor disapproved the vesting of such shares units, then all such Unvested Share Units will be forfeited by Participant to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.7 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to a CIC Failure and prior to the third (3rd) anniversary of the Grant Date, Participant’s employment is terminated (other than by reason of Participant’s death) by the Corporation without Cause or by Participant for Good Reason, or if Participant’s employment is deemed to have been so terminated pursuant to Section 7.7(b), then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any Unvested Share Units then in effect will terminate as of the end of the day on the day immediately preceding Participant’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.7(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met); and (ii) all Deferred Share Units that thereby become Awarded Share Units will be released from the terms and conditions of the Agreement pursuant to Section 9 as soon as administratively practicable following such date.

(b) Participant’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Participant’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Participant’s employment will also be deemed to have been terminated by Participant for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Participant terminates Participant’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.7(b) only, Participant will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.7(b), as the case may be, have been met and the standard of proof to be met by Participant will be clear and convincing evidence.

For purposes of this Section 7.7(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Share Units will be forfeited by Participant to PNC by reason of Participant’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then in the event that the record date for any phantom dividend to be credited to Participant’s Plan Account with respect to the Unvested Share Units occurs on or after Participant’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, such phantom dividend will be held, without interest, pending satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.7(b) are not met, any phantom dividend being held pending satisfaction of such conditions will be forfeited by Participant to PNC without payment of any consideration by PNC.

(d) If the Unvested Share Units will be forfeited by Participant to PNC by reason of Participant’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then the Deferred Share Units will remain in effect pending satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Share Units will be forfeited by Participant to PNC on the date such failure occurs without payment of any consideration by PNC.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Participant is an employee of the Corporation as of the day immediately preceding the Change in Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all Unvested Share Units then in effect as of the day immediately preceding the Change in Control; (ii) if Participant’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Share Units remained in effect after such termination of employment pursuant to Section 7.4, Section 7.5 or Section 7.6 and are still in effect pending approval of the vesting of such share units by the Designated Person specified in Section A.14 of Annex A, then with respect to all Unvested Share Units in effect as of the day immediately preceding the Change in Control, such vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in

Control, provided, however, in the case of Unvested Share Units that remained outstanding post-employment solely pursuant to Section 7.6(a), that Participant entered into and does not revoke the waiver and release agreement specified in Section 7.6(a); and (iii) all Deferred Share Units that thereby become Awarded Share Units will be released from the terms and conditions of the Agreement pursuant to Section 9 as soon as administratively practicable following such date.

9. Release of Agreement Restrictions. To the extent that the Deferred Share Units become Awarded Share Units and are not forfeited pursuant to Section 7, PNC will release the 200     Restricted Award Deferral Account and Deferred Share Units from the terms and conditions of the Agreement and the 200     Restricted Award Deferral Account will become a regular subaccount under the Plan as soon as administratively practicable following termination of the Restricted Period.

10. FICA Withholding Taxes. During the term of the Restricted Period, any earnings credited to Participant’s Plan Account with respect to the Deferred Share Units in the 200     Restricted Award Deferral Account (phantom dividends) will be treated as wages for purposes of the Federal Insurance Contributions Act (“FICA”) in the year they are credited to Participant and will be subject to Social Security and Medicare withholding at that time. Otherwise, the Deferred Shares amount will be treated as wages for FICA purposes and will be subject to Social Security and Medicare withholding at the time the 200     Restricted Award Deferral Account and Deferred Share Units are released from the terms and conditions of the Agreement pursuant to Section 9.

11. Employment. Neither the granting of the Award, the release of the 200     Restricted Award Deferral Account and Deferred Share Units from the terms and conditions of the Agreement pursuant to Section 9, nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Participant for any period or in any way alter Participant’s status as an employee at will.

12. Subject to the Plan. Except as otherwise provided in the Agreement, the 200     Restricted Award Deferral Account and Deferred Share Units are in all respects subject to the terms and conditions of the Plan, which has been made available to Participant and is incorporated herein by reference.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Participant and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Participant Covenants.

14.1 General. Participant and PNC acknowledge and agree that Participant has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15, that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation, and that enforcement of such provisions will not prevent Participant from earning a living.

14.2 Non-Solicitation; No-Hire. Participant agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Participant’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Participant shall not, directly or indirectly, either for Participant’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Participant should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Participant shall not, directly or indirectly, either for Participant’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Participant assist any other Person in such activities.

Notwithstanding the above, if Participant’s employment with the Corporation is terminated by the Corporation without Cause or by Participant with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.12 of Annex A or, if Participant was a party to a written agreement between Participant and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Participant agrees that Participant shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Participant’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Participant will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Participant, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Participant shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Participant during the term of Participant’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Participant agrees to assign and hereby does assign to PNC or its designee all of Participant’s right, title and interest, including copyrights and patent rights, in and to all Developments. Participant shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Participant without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Participant understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws rules. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Participant and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Participant, and each and every person and entity acting in concert or participating with Participant, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Participant shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Participant and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Participant.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Participant and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Participant and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Participant, Participant agrees to reimburse PNC for any amounts Participant may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Participant reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16. Compliance with Internal Revenue Code Section 409A. To the extent that any of the terms or provisions of the Agreement or of the Award may result in the application of Section 409A of the Internal Revenue Code to this Award, PNC may, without the consent of Participant, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable in order to allow the Award to be excluded from the definition of “deferred compensation” within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Internal Revenue Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions.

17. Acceptance of Award; PNC Right to Cancel. If Participant does not accept the Award and the terms and conditions of the deferral of the Deferred Shares by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Participant of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Participant’s delivery to PNC of a copy of the Agreement executed by Participant. Otherwise, upon execution and delivery of the Agreement by both PNC and Participant and, in the event that Participant is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Award, the Award and the Agreement are effective.

The 200     Restricted Award Deferral Account will not be established and Participant’s Plan Account will not be credited with any phantom dividends with respect to the Deferred Share Units as set forth in Section 4 unless and until the date the Award and the terms and conditions of the deferral of the Deferred Shares are accepted and are effective in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Award and the terms and conditions of the deferral of the Deferred Shares are accepted and are effective in accordance with this Section 17, then upon the effectiveness of the Award and the Agreement, Participant’s Plan Account will be credited with an amount equivalent to the amount that would have been credited to such Plan Account with respect to phantom dividends had the Agreement been effective and the Deferred Share Units had been credited to Participant’s 200     Restricted Award Deferral Account on the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by PARTICIPANT.

Participant

Annual 25/25 Program — Restricted Deferred Award for 200

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

ANNEX A

TO

THE PNC FINANCIAL SERVICES GROUP, INC. AND AFFILIATES

DEFERRED COMPENSATION PLAN

ANNUAL 25/25 PROGRAM — RESTRICTED DEFERRED AWARD FOR 200

RESTRICTED AWARD DEFERRAL ACCOUNT AGREEMENT

* * *

CERTAIN DEFINITIONS

Except where the context otherwise indicates, the following definitions apply for purposes of the Restricted Award Deferral Account Agreement (“Agreement”) to which this Annex A is attached:

A.1 “Awarded Share Units.” Provided that the Deferred Share Units have not been forfeited pursuant to Section 7 of the Agreement, Deferred Share Units become “Awarded Share Units” when both of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; and (b) the Restricted Period has terminated.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Business Day” means any day when the New York Stock Exchange is open for business.

A.4 “Cause” means:

(a) the willful and continued failure of Participant to substantially perform Participant’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Participant by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Participant has not substantially performed Participant’s duties; or

(b) the willful engaging by Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Participant, shall be considered willful unless it is done, or omitted to be done, by Participant in bad faith and without reasonable belief that Participant’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Participant’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Participant in good faith and in the best interests of the Corporation.

The cessation of employment of Participant will be deemed to be a termination of Participant’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Participant, as part of the notice of Participant’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Participant is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Participant, together with written notice that PNC believes that Participant is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Participant is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Participant’s Termination Date or (b) engaged in business activities which Participant knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Participant’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Participant is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Corporation” means PNC and its Subsidiaries.

A.12 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.13 “Deferred Share Units” means the units of phantom PNC common stock credited to Participant’s 200     Restricted Award Deferral Account.

A.14 “Designated Person” will be either: (a) the Committee, if Participant is a member of the Corporate Executive Group (or equivalent successor classification) or is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities; or (a) the Chief Human Resources Officer of PNC, if Participant is not within one of the groups specified in Section A.14(a).

A.15 “Detrimental Conduct” means:

(a) Participant has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Participant’s Termination Date and extending through the first (1st) anniversary of the later of (i) Participant’s Termination Date and, if different, (ii) the first date after Participant’s Termination Date as of which Participant ceases to be engaged by the Corporation in any capacity for which Participant receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) a material breach by Participant of (i) any code of conduct of PNC or a Subsidiary or (ii) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Participant against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Participant for, or entry by Participant into a pre-trial disposition with respect to, the commission of a felony which relates to or arises out of Participant’s employment or other service relationship with the Corporation; or

(e) entry of any order against Participant by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, which order relates to or arises out of Participant’s employment or other service relationship with the Corporation.

Participant will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee determines that Participant has engaged in conduct described in clause (a) above, that Participant is guilty of conduct described in clause (b) or clause (c) above, or that an event described in clause (d) or clause (e) above has occurred with respect to Participant and, if so, determines that Participant will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.17 “Good Reason” means:

(a) the assignment to Participant of any duties inconsistent in any respect with Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Participant;

(b) a reduction by the Corporation in Participant’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Participant to be based at any office or location that is more than fifty (50) miles from Participant’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Participant participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Participant’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Participant’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Participant’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Participant with benefits substantially similar to those received by Participant under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Participant was participating, at costs substantially similar to those paid by Participant, immediately prior to the CIC Triggering Event or the Change in Control.

A.18 “Grant Date” means the Grant Date set forth on page 1 of the Agreement.

A.19 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.20 “Participant” means the Participant named on page 1 of the Agreement.

A.21 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.22 “PNC” means The PNC Financial Services Group, Inc.

A.23 “Restricted Period” means, subject to early termination if so determined by the Committee or pursuant to Section 7.7 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Participant’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a), Section 7.5(a) or Section 7.6(a) of the Agreement, if applicable.

A.24 “Retiree” means a Participant who has Retired.

A.25 “Retire” or “Retirement” means termination of Participant’s employment with the Corporation at any time and for any reason (other than termination by reason of Participant’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries) if such termination of employment occurs on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Participant attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation.

A.26 “SEC” means the United States Securities and Exchange Commission.

A.27 “Termination Date” means Participant’s last date of employment with the Corporation. If Participant is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Participant does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Participant’s employment with the Corporation terminates effective at the time this occurs.

A.28 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, Section 7.7, or Section 8 of the Agreement, if applicable, that Participant has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Participant’s death; and (c) the day a Change in Control is deemed to have occurred.

A.29 “Total and Permanent Disability” means, unless the Committee determines otherwise, Participant’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.30 “200     Restricted Award Deferral Account” means the subaccount of Participant’s Plan Account established for Participant under the Plan in accordance with Section 2 of the Agreement.

A.31 “Unvested Share Units” means any Deferred Share Units that are not Awarded Share Units.